SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Assets and liabilities of the acquired business, as of date of acquisition:
Working capital (excluding cash and cash equivalents)	$ 291
Property and equipment, net	28
Intangible assets, net	14,310
Other assets	275
Short-term liabilities	(1,978)
Other liabilities	(1,267)
Long-term liabilities	(3,760)
Goodwill	889
Assets and liabilities of the acquired business, net	8,788
Cash paid during the year for:
Interest	2	5	6
Income taxes, net	12	27	25
Supplemental disclosure of non-cash investing and financing activities:
Extinguishments of liabilities credited to shareholder's deficit (see Note 1c)		1,492	1,220
Issuance of shares to service providers and officer			$ 21